ALPS VARIABLE INVESTMENT TRUST

(the “Trust”)

Morningstar Conservative ETF Asset Allocation Portfolio: Class I (N/A) and Class II (CETFX)

Morningstar Income and Growth ETF Asset Allocation Portfolio: Class I (N/A) and Class II (IETFX)

Morningstar Balanced ETF Asset Allocation Portfolio: Class I (N/A) and Class II (BETFX)

Morningstar Growth ETF Asset Allocation Portfolio: Class I (N/A) and Class II (GETFX)

Morningstar Aggressive Growth ETF Asset Allocation Portfolio: Class I (N/A) and Class II (AGTFX)

ALPS | Alerian Energy Infrastructure Portfolio: Class I (N/A) and Class III (ALEFX)

ALPS Global Opportunity Portfolio: Class I (N/A) and Class III (AVPEX)

Supplement dated JUNE 14, 2024

to the Statement of Additional Information (“SAI”)

dated April 26, 2024

Effective May 1, 2024, the fourth sentence of the third paragraph under the “Standing Board Committees” section of the SAI of the Trust is hereby deleted and replaced with the following:

“Members of the Nominating and Governance Committee are currently Ms. Anstine and Messrs. Deems, Wentsel and Swanson (Chairperson).”

Effective June 12, 2024, the Officers tables under the “Management of the Trust” section of the SAI of the Trust is hereby deleted and replaced in its entirety with the following:

OFFICERS

Name, Address*, and Year of Birth	Position with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During last 5 years***
Erich Rettinger (1985)	President	Since March 2024	Mr. Rettinger Joined ALPS in 2007 and is currently Vice President, Fund Operations at SS&C ALPS Advisors. Prior to joining ALPS Advisors he was Vice President and Fund Controller of ALPS Fund Services.
Gina Meyer (1980)	Treasurer	Since March 2024	Ms. Meyer joined ALPS in October 2023 and is currently Vice President, Fund Operations at SS&C ALPS Advisors. From August 2022 to October 2023, she served as Vice President, Sr. Relationship Manger at Northern Trust. From July 2021 to August 2022 she served as Client Engagement Manager at Standish Management. From November 2012 to June 2021, she served as both a Fund Controller and Client Relationship Manager at ALPS.
Matthew Sutula (1985)	Chief Compliance Officer	Since September 2019	Mr. Sutula joined ALPS in 2012 and is currently Chief Compliance Officer of AAI. Prior to his current role, Mr. Sutula served as Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for ALPS.
Brendan Hamill (1986)	Secretary	Since June 2024	Mr. Hamill rejoined ALPS in April 2024, and is currently Vice President and Principal Legal Counsel. Prior to his current role, Mr. Hamill was an Attorney-Adviser at the U.S. Securities and Exchange Commission (October 2022-March 2024), Vice President and Principal Legal Counsel ALPS (August 2021-October 2022), and an attorney at Lewis Brisbois Bisgaard & Smith, LLP (law firm) (December 2018-August 2021). Mr. Hamill also serves as Secretary of each of the ALPS ETF Trust, Financial Investors Trust, and the Principal Real Estate Income Fund.

Benjamin Winograd (1993)	Assistant Secretary	Since December 2023	Mr. Winograd joined ALPS in June 2023 and is currently Principal Legal Counsel. Prior to joining ALPS, Mr. Winograd was the Director of Enforcement at AdvisorLaw (law firm) from February 2020-August 2022. Mr. Winograd also serves as Assistant Secretary of Financial Investors Trust.

*	All communications to Officers may be directed to ALPS Variable Investment Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Officer began serving the Trust. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

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